UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 19, 2022

Shell Midstream Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-36710	46-5223743
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 N. Dairy Ashford, Houston, Texas 77079

(Address of principal executive offices and zip code)

(832) 337-2034

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units, Representing Limited Partner Interests	SHLX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (*230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (*240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 19, 2022, pursuant to the terms of the previously disclosed Agreement and Plan of Merger (the “Merger Agreement”) by and among Shell USA, Inc., a Delaware corporation (“Parent”), Shell Midstream LP Holdings LLC, a Delaware limited liability company and indirect wholly owned subsidiary of Parent (“Holdings”), Semisonic Enterprises LLC, a Delaware limited liability company and indirect wholly owned subsidiary of Parent (“Merger Sub”), Shell Midstream Partners, L.P., a Delaware limited partnership (the “Partnership”), and Shell Midstream Partners GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), Merger Sub merged with and into the Partnership (the “Merger”), with the Partnership surviving and continuing to exist as a Delaware limited partnership.

At the effective time of the Merger (the “Effective Time”), the Partnership became an indirect, wholly owned subsidiary of Parent. Pursuant to the terms and conditions of the Merger Agreement, at the Effective Time each common unit issued and outstanding representing limited partner interests in the Partnership (“Common Units”) other than Common Units owned immediately prior to the Effective Time by Parent and its affiliates, including Holdings (“Public Common Units”), was converted into the right to receive $15.85 per Public Common Unit in cash, without any interest thereon (“Merger Consideration”). In connection with the Merger, (i) the General Partner’s non-economic general partner interest in the Partnership and (ii) the Common Units owned by Parent and its affiliates, including Holdings, and the Series A perpetual convertible preferred units (“Preferred Units”) were not cancelled, were not converted into and did not entitle the holder thereof to receive Merger Consideration and remained outstanding following the Merger as a non-economic general partner interest in the Partnership, Common Units and Preferred Units, respectively.

The Merger Agreement is filed as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on July 25, 2022, which agreement is incorporated herein by reference. The foregoing summary of the Merger Agreement has been included to provide investors and securityholders with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about Parent, the Partnership or their respective subsidiaries and affiliates.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.01.

In connection with the closing of the Merger, the Partnership notified the New York Stock Exchange (“NYSE”) that (i) the Merger had been consummated and (ii) requested that NYSE (x) suspend trading of the Common Units prior to market open on October 19, 2022, (y) withdraw the Common Units from listing on the NYSE and (z) file with the SEC a Form 25 notification of Removal from Listing and/or Registration to delist and deregister the Common Units under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Partnership intends to file a certification on Form 15 under the Exchange Act with the SEC requesting the deregistration of the Common Units under Section 12(g) of the Exchange Act and the suspension of the Partnership’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 2.01, Item 3.01 and Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

At the Effective Time, holders of Public Common Units ceased to have any rights as unitholders of the Partnership, other than the right to receive Merger Consideration in accordance with the Merger Agreement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.02.

In connection with the consummation of the Merger, as of October 19, 2022, Rob L. Jones, James J. Bender and Carlos A. Fierro resigned from their respective roles as members of the Board of Directors of the General Partner (the “GP Board”). The decision of each of Rob L. Jones, James J. Bender and Carlos A. Fierro to resign as a member of the GP Board was not the result of any disagreement with the General Partner or the Partnership on any matter relating to the operations, policies or practices of the General Partner or the Partnership.

Item 7.01	Regulation FD Disclosure.

Parent and the Partnership issued a joint press release on October 19, 2022 announcing, among other things, the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information provided in this Item 7.01 (including the press release furnished as Exhibit 99.1) shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, nor shall it be incorporated by reference in any filing made by the Partnership pursuant to the Securities Act of 1933, as amended, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

2.1	Agreement and Plan of Merger, dated July 25, 2022, by and among by and among Shell USA Inc., Semisonic Enterprises LLC, Shell Midstream LP Holdings LLC, Shell Midstream Partners GP LLC and Shell Midstream Partners, L.P. (filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K on July 25, 2022 and incorporated herein by reference).

99.1	Press Release dated October 19, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHELL MIDSTREAM PARTNERS, L.P.

By:	Shell Midstream Partners GP LLC, its general partner

By:	/s/ Lori M. Muratta
Lori M. Muratta
Vice President, General Counsel and Secretary

Date: October 19, 2022